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                                                                    Exhibit 23.3

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 333-81208, 333-71954, 333-70976, 333-60132, 333-43038, 333-40322 and 333-35876
on Form S-3 and Nos. 333-70982, 333-38964 and 333-35874 on Form S-8 of our
report dated May 29, 2002 relating to the financial statements of SafeScience Newco, Ltd., appearing in this Annual Report on Form 10-K/A of GlycoGenesys, Inc. (formerly SafeScience, Inc.) for the year ended December 31, 2001.


/s/ Deloitte & Touche

Hamilton, Bermuda
May 29, 2002